First Quarter 2019 Investor Presentation May 7, 2019

Safe Harbor Statement We make forward-looking statements in this presentation that are subject to risks and uncertainties.  These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives.  When we use the words "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions, we intend to identify forward-looking statements.  Statements regarding the following subjects, among others, may be forward- looking: our business and investment strategy; our projected operating results; our ability to obtain financing arrangements; financing and advance rates for MBS and our potential target assets; our expected leverage; general volatility of the securities markets in which we invest and the market price of our common stock; our expected investments; interest rate mismatches between MBS and our potential target assets and our borrowings used to fund such investments; changes in interest rates and the market value of MBS and our potential target assets; changes in prepayment rates on Agency MBS and Non-Agency MBS; effects of hedging instruments on MBS and our potential target assets; rates of default or decreased recovery rates on our potential target assets; the degree to which any hedging strategies may or may not protect us from interest rate volatility; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to maintain our qualification as a REIT; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; availability of investment opportunities in mortgage-related, real estate-related and other securities; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; and market trends in our industry, interest rates, real estate values, the debt securities markets or the general economy. The forward-looking statements in this presentation are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us.  You should not place undue reliance on these forward-looking statements.  These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us.  Some of these factors are described in our filings with the SEC under the headings "Summary," "Risk factors," "Management's discussion and analysis of financial condition and results of operations" and "Business."  If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements.  Any forward-looking statement speaks only as of the date on which it is made.  New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us.  Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is not an offer to sell securities nor a solicitation of an offer to buy securities in any jurisdiction where the offer and sale is not permitted. 1

First Quarter 2019 WMC Earnings Call Presenters Jennifer W. Murphy Lisa Meyer Harris Trifon Sean Johnson Deputy Chief Investment Chief Executive Officer & Chief Financial Officer & Chief Investment Officer President Treasurer Officer Effective May 3, 2019, WMC's Board Of Director appointed Harris Trifon as the new Chief Investment Officer and Sean Johnson as Deputy Chief Investment Officer of WMC. 2

Overview of Western Asset Mortgage Capital Corporation Western Asset Mortgage Capital Corporation (“WMC”) is a public REIT that benefits from the leading fixed income management capabilities of Western Asset Management Company, LLC ("Western Asset") • One of the largest U.S. fixed income asset managers with AUM of $435.8 billion(1) • The AUM of the Mortgage and Consumer Credit Group is $74.1 billion(1) • Extensive mortgage investing track record • Publicly traded diversified mortgage REIT positioned to capture attractive current and long-term investment opportunities in the residential and commercial mortgage markets • Completed Initial Public Offering in May 2012 Please refer to page 17 for footnote disclosures. 3

Corporate Overview ▪ WMC is a diversified mortgage finance REIT supported by the deep investment experience of the mortgage and consumer credit group and risk management teams of Western Asset, a leading global fixed income manager. ▪ Western Asset's depth and breadth of fixed income expertise, comprehensive platform, and global institutional relationships provide WMC key advantages: * Best-in-class portfolio and risk management capabilities; * Access to investment opportunities and financing relationships and terms reflective of Western Asset's global platform; * Operational excellence and efficiencies; and * Highest standards of financial reporting, disclosure and transparency. ▪ WMC has built a diversified portfolio of residential and commercial assets including Agency CMBS, Residential Whole Loans, Commercial Whole Loans and Non-Agency MBS, with the objective of generating strong returns while preserving book value. ▪ WMC has paid a consistent dividend for 12 quarters, reflecting a philosophy of delivering a sustainable dividend that is supported by the core earnings of the portfolio. 4

First Quarter Financial Highlights ▪ March 31, 2019 book value per share of $10.70, net of first quarter common dividend of $0.31 declared on March 21, 2019. ▪ GAAP net income of $27.9 million, or $0.58 per basic and diluted common share. ▪ Core earnings of $15.5 million(4), or $0.32 per basic and diluted common share. ▪ Economic return on book value was 5.4%(3) for the quarter. ▪ 2.36%(6) annualized net interest margin on our investment portfolio. ▪ 5.9x leverage excluding securitized debt as of March 31, 2019 (7.5x leverage with securitized debt). ▪ Acquired $459.9 million of investments, consisting of: * $249.2 million in Residential Whole Loans * $121.2 million in Commercial Loans * $65.3 million in Non-Agency CMBS * $24.2 million in Agency CMBS ▪ Obtained two new financing facilities, consisting of: * $150 million commercial whole loan financing facility * $700 million residential whole loan financing facility Please refer to page 17 for footnote disclosures. 5

Recent Performance (3) Economic Return Book Value $12.00 4% $10.00 5.4% $8.00 2% 3.1% $6.00 $11.10 $11.13 $10.45 $10.70 0% 0.4% $4.00 $2.00 (3.3)% -2% $0.00 Q2 2018 Q3 2018 Q4 2018 Q1 2019 -4% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Dividend Per Share Core Earnings Plus Drop Income Per Share (4) $0.35 $0.40 $0.30 $0.35 $0.25 $0.30 $0.25 $0.20 $0.20 $0.15 $0.31 $0.31 $0.31 $0.31 $0.36 $0.33 $0.34 $0.15 $0.32 $0.10 $0.10 $0.05 $0.05 $0.00 $0.00 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Please refer to page 17 for footnote disclosures. 6

Portfolio Composition Agency RMBS Total Investment Portfolio ($ in millions) 29.2% March 31, 2019 Agency CMBS 4.0% 1.1% Agency RMBS $ 19 Non-Agency RMBS Agency CMBS 1,347 Non-Agency CMBS Non-Agency RMBS 48 3.5% Residential Whole-Loans Non-Agency CMBS 173 Residential Whole-Loans 1,267 Residential Bridge Loans (12) Residential Bridge Loans(12) 152 31.1% Securitized Commercial Loans(2) 929 21.5% Securitized Commercial Loans(2) Commercial Loans 338 Other Securities(10) 59 Commercial Loans 0.4% Total $ 4,332 1.4% 7.8% Other Securities(10) Select Sector Categories Agency Portfolio Credit Sensitive Securities Loan Portfolio 98.3% 61.8% 5.7% 34.6% 21.0% 47.1% 12.6% 3.6% 13.6% 1.4% 0.3% Non-Agency RMBS Residential Whole Loans Non-Agency RMBS IO and IIOs Agency CMBS Residential Bridge Loans Non-Agency CMBS Agency RMBS IO & IIO Securitized Commercial Loans ABS and GSE CRT Securities Commercial Loan Agency CMBS IO & IIO 7 Please refer to page 17 for footnote disclosures.

Income Attribution[5]

For the Three Months Ended March 31, 2019

(in thousands except per share data)

	Agency CMBS	Agency RMBS	Non-Agency CMBS	Non-Agency RMBS	Residential Whole-Loans	Residential Bride Loans[12]	Other Investment s[10]	Commercia l Loans	Securitized Commercia l Loans[14]	Total
Interest Income[15]	$10,962	$ 375	$ 4,035	$ 730	$ 13,984	$ 3,656	$ 1,534	$ 5,620	$ 11,561	$ 52,457
Interest expense[7]	(9,350)	(515)	(1,552)	(449)	(10,291)	(2,554)	(403)	(2,048)	(9,239)	(36,400)
Net interest rate swap interest income[8]	3,807	55	157	253	—	—	12	—	—	4,284
Net Interest Income	5,419	(85)	2,640	534	3,693	1,102	1,143	3,572	2,321	20,341
Realized gain/(loss) on investments	(4,189)	—	(829)	—	—	(87)	—	—	—	(5,105)
Unrealized gain/ (loss) on investments[16]	48,780	387	(3,426)	(1,193)	5,259	(503)	682	223	1,349	51,559
Securitized debt unrealized gain/(loss)	—	—	—	—	—	—	—	—	(1,395)	(1,395)
Gain (loss) on derivative instruments, net[13]	(27,193)	(388)	(1,120)	(1,810)	—	—	(1,050)	—	—	(31,561)
OTTI[9]	(67)	(25)	(966)	(241)	—	—	—	—	—	(1,299)
Portfolio Income (loss)	$22,750	$ (111)	$ (3,701)	$ (2,710)	$ 8,953	$ 512	$ 776	$ 3,795	$ 2,276	$ 32,539
BV Per Share Increase (Decrease)	**$ 0.47**	**$ (0.01)**	**$ (0.08)**	**$ (0.06)**	**$ 0.18**	**$ 0.02**	**$ 0.02**	**$ 0.08**	**$ 0.05**	**$ 0.67**

	Per Share
Beginning book value	**$ 10.45**
Portfolio Income[5]	0.67
Operating expenses and G&A	(0.11)
Dividends	(0.31)
Ending book value	**$ 10.70**

Please refer to page 17 for footnote disclosures.

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Western Asset Mortgage Capital Corp.

Adjusted* Portfolio Composition 7.2% Agency RMBS Total Investment Portfolio ($ in millions) 1.4% March 31, 2019 Agency CMBS Agency RMBS $ 19 Non-Agency RMBS Agency CMBS 1,347 36.4% Non-Agency CMBS Non-Agency RMBS 48 Non-Agency CMBS 252 Residential Whole- 38.7% Loans Residential Whole-Loans 1,267 (12) Residential Bridge Loans 152 Residential Bridge Commercial Loans 338 Loans (10) Other Securities 59 Commercial loans 4.4% Total $ 3,482 0.5% Other securities 1.7% 9.7% *Excludes consolidation of VIE Trusts required under GAAP Select Sector Categories Agency Portfolio Credit Sensitive Securities Loans Portfolio 98.3% 70.1% 72.1% 8.7% 16.4% 19.2% 1.4% 2.8% 10.7% 0.3% Non-Agency RMBS Residential Whole Loans Agency CMBS Non-Agency RMBS IO and IIOs Residential Bridge Loans Agency RMBS IO & IIO Non-Agency CMBS Commercial Loan Agency CMBS IO & IIO ABS and GSE CRT Securities 9 Please refer to page 17 for footnote disclosures.

Adjusted* Portfolio Income Attribution[5]

For the Three Months Ended March 31, 2019

(in thousands except per share data)

	Agency CMBS	Agency RMBS	Non-Agency CMBS	Non-Agency RMBS	Residential Whole-Loans	Residential Bride Loans[12]	Other Investments[10]	Commercial Loans	Total
Interest Income[15]	$ 10,962	$ 375	$ 5,644	$ 730	$ 13,984	$ 3,656	$ 1,534	$ 5,620	$ 42,505
Interest expense[7][19]	(9,350)	(515)	(1,634)	(449)	(10,291)	(2,554)	(402)	(2,048)	(27,243)
Net interest rate swap interest income[8]	3,807	55	157	253	—	—	12	—	4,284
Net Interest Income	5,419	(85)	4,167	534	3,693	1,102	1,144	3,572	19,546
Realized gain/(loss) on investments	(4,189)	—	(829)	—	—	(87)	—	—	(5,105)
Unrealized gain/ (loss) on investments[16]	48,780	387	(2,677)	(1,193)	5,259	(503)	682	223	50,958
Gain (loss) on derivative instruments, net[13]	(27,193)	(388)	(1,120)	(1,810)	—	—	(1,050)	—	(31,561)
OTTI[9]	(67)	(25)	(966)	(241)	—	—	—	—	(1,299)
Portfolio Income (loss)	**$ 22,750**	**$ (111)**	**$ (1,426)**	**$ (2,710)**	**$ 8,953**	**$ 512**	**$ 776**	**$ 3,795**	**$ 32,539**
BV Per Share Increase (Decrease)	**$ 0.47**	**$ (0.01)**	**$ (0.03)**	**$ (0.06)**	**$ 0.19**	**$ 0.01**	**$ 0.02**	**$ 0.08**	**$ 0.67**

	Per Share
Beginning book value	**$ 10.45**
Portfolio Income(5)	0.67
Operating expenses and G&A	(0.11)
Dividends	(0.31)
Ending book value	**$ 10.70**

***Excludes the securitized commercial loan and debt from the consolidation of VIE trusts required under GAAP. Reflects only our interest in the Non-Agency CMBS security that was acquired.**

Please refer to page 17 for footnote disclosures.

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Western Asset Mortgage Capital Corp.

Financing Summary ▪ Borrowings under 17 of 32 Master repurchase agreements. ▪ Capacity in excess of our current needs. Repurchase Agreement Financing March 31, 2019 ($ in thousands) Weighted Average Weighted Average Outstanding Interest Rate Interest Remaining Days to Borrowings Rate Maturity Short Term Borrowings Agency RMBS $ 14,008 3.21% 26 Agency CMBS 1,230,053 2.70% 48 Non-Agency RMBS 30,954 4.12% 16 Non-Agency CMBS 108,417 4.11% 44 Residential Whole-Loans 435,653 3.90% 113 Residential Bridge Loan 139,992 4.77% 26 Commercial loans 137,822 4.84% 33 Securitized commercial loans 24,513 3.68% 21 Other securities(10) 37,127 4.31% 26 Subtotal 2,158,539 3.35% 57 Long Term Borrowings Residential Whole-Loans(17) 692,963 4.24% 785 Commercial Loans(17) 65,099 5.02% 500 Subtotal 758,062 4.31% 761 Total/Weighted Average $ 2,916,601 3.60% 240 11 Please refer to page 17 for footnote disclosures.

(11) Hedging Summary Our interest rate swaps are comprised of: ▪ $2.9 billion notional value of pay-fixed interest rate swaps, and ▪ $728 million notional value of a variable pay interest rate swap. Fixed Pay Interest Rate Swaps ($ in millions – as of March 31, 2019) Avg. Fixed Pay Avg. Floating Average Maturity Maturity Notional Amount Rate Receive Rate (Years) Less than 1 Year $ 400 1.5% 2.6% 0.3 1 Year to 3 Years 200 1.8% 2.7% 1.2 3 Years to 5 Years 925 2.2% 2.8% 3.4 >5 Years 1,421 2.5% 2.8% 9.7 Total Fixed Pay Rate $ 2,946 2.2% 2.7% 5.8 Variable Pay Interest Rate Swaps ($ in millions – as of March 31, 2019) Average  Variable Pay Average Fixed Average Maturity Maturity Notional Amount Rate Receive Rate (Years) Greater than 5 years $ 728 2.8% 2.4% 8.1 Total Variable Pay Rate $ 728 2.8% 2.4% 8.1 12 Please refer to page 17 for footnote disclosures.

Duration as of March 31, 2019 Agency Holdings Key Rate Duration Contribution Total 6-months 2-Year 5-Year 10-Year 20-Year 30-Year Agency IO/IIO 0.04 0.01 0.02 0.01 — — — Agency CMBS 2.96 — 0.03 0.59 2.31 0.03 — Swaps and Futures (2.92) (0.01) (0.48) (0.4) (1.72) (0.31) — Repurchase Agreements (0.09) (0.09) — — — — — Total (0.01) (0.09) (0.43) 0.20 0.59 (0.28) — 13 Please refer to page 17 for footnote disclosures.

2019 Macroeconomic Outlook ▪ Global growth has downshifted but should remain steady. ▪ U.S. growth and inflation will moderate. ▪ Central bank policy will be focused on accommodation. ▪ Trade policy poses substantial risks. ▪ Spread products should recover relative to Treasuries and sovereign bonds. 14

Portfolio View ▪ Credit sensitive mortgage sectors have performed relatively well and are expected to continue to offer attractive returns. We expect to continue investing in credit sensitive mortgages * We expect to continue to deploy capital in residential whole loans, mainly non-qualifying mortgages in 2019 * Commercial real estate fundamentals continue to be positive. We expect to continue to deploy capital in commercial loans in 2019. * Commercial mezzanine loans opportunities continue to offer attractive risk-reward opportunities. ▪ We remain constructive for agency commercial spreads. 15

Target Investment Opportunities • Strategic partnerships with seasoned originators. Non-Qualifying ▪ Mainly 3/1, 5/1, and 7/1 ARM loans. Mortgages ▪ Coupon between 4% to 6%. ▪ Target loan to value below 80%. ▪ Invest in transactions where our manager has an opportunity to negotiate deal structure and covenants. Commercial Loans ▪ Attractive yields of LIBOR plus 4% to 10% bps. ▪ Target floating rate assets and short term deals. ▪ Multifamily residential loans guaranteed by Fannie Mae and Freddie Mac. ▪ Market size of more than $400 billion with annual issuance in excess of $40 billion. Agency CMBS ▪ Prepayment protection in the form of defeasance, yield maintenance or points. ▪ Interest only securities receive the prepayment penalties. ▪ Principal bearing bonds have soft bullets and tight windows for principal payment. 16

Footnotes (1) As of March 31, 2019. (2) In March 2019, the Company acquired a $65.3 million Non-Agency CMBS security which resulted in the consolidation of a variable interest entity and the recording of a $904 million securitized commercial loan and $904 million of securitized debt. (3) Economic return, for any period, is calculated by taking the sum of (i) the total dividends declared and (ii) the change in net book value during the period and dividing by the beginning book value. (4) Core earnings is a non-GAAP measures which includes the cost of interest rate swaps and interest income on IOs and IIOs classified as derivatives. Drop income is income derived from the use of ‘to-be-announced’ forward contract (“TBA”) dollar roll transactions which is a component of our gain (loss) on derivative instruments on our consolidated statement of operations, but is not included in core earnings. There was no drop income for the three months ended March 31, 2019. (5) Non-GAAP measure which includes net interest margin (as defined in footnote 6), realized and unrealized gains or losses in the portfolio and other than temporary impairment. (6) Non-GAAP measures which include interest income, interest expense, the cost of interest rate swaps and interest income on IOs and IIOs classified as derivatives, and are weighted averages for the quarter ended March 31, 2019. Excludes the net income from the consolidation of VIE Trusts required under GAAP. (7) Convertible senior notes interest expense has been allocated based on deployment of proceeds from October 2017 through May 2018. (8) Net interest rate swaps interest income have been allocated based on average duration contribution. (9) Includes other than temporary impairments on IO's and IIO's accounted for as derivatives. (10) Other investments include ABS and GSE Credit Risk Transfer securities. (11) While we use hedging strategies as part of our overall portfolio management, these strategies are not designed to eliminate all risks in the portfolio. There can be no assurance as to the level or effectiveness of these strategies. (12) The bridge loans acquired prior to October 25, 2017 are carried at amortized costs, since we did not elect the fair value option for these loans. For the bridge loans acquired subsequent to October, 25, 2017, we elected the fair value option to be consistent with the accounting of other investments. Accordingly, the carrying amount of the bridge loans as of March 31, 2019 includes $144.2 million of residential bridge loans carried at fair value and $8.0 million of residential bridge loans carried at amortized costs. (13) Gain (loss) on derivative instruments, net, has been allocated based average duration contribution (excluding cost of hedging and gains or losses on IO's and IIO's accounted for as derivatives). (14) The portfolio income attribution for securitized commercial loan is presented on a consolidated basis. (15) Non-GAAP measure which includes interest income on IO's and IIO's accounted for as derivatives and other income and expense of $425 thousand. (16) Non-GAAP measure which includes net unrealized losses on IO's and IIO's accounted for as derivatives of $8 thousand. (17) Certain Residential Whole Loans and Commercial Loans were financed under two new longer term repurchase agreements. The Company entered into a $700.0 million residential and $150.0 million commercial facility. These facilities automatically roll until such time as they are terminated or until certain conditions of default. The weighted average remaining maturity days was calculated using expected weighted life of the underlying collateral. 17

Supplemental Information

Book Value Roll Forward Amounts in 000's Per Share Book Value at December 31, 2018 $ 503,009 $ 10.45 Common dividend (14,950) (0.31) 488,059 10.14 Portfolio Income Net interest margin (6) 19,546 0.41 Net realized gain (loss) on investments and derivatives (48,038) (1.01) Unrealized gain (loss) on investments and derivatives 62,956 1.30 Other than temporary impairment (9) (1,299) (0.03) Net portfolio income 33,165 0.67 Operating expenses (3,332) (0.07) General and administrative expenses, excluding equity based compensation (1,874) (0.04) Provision for taxes (12) — Book Value at March 31, 2019 $ 516,006 $ 10.70 18 Please refer to page 17 for footnote disclosures.

Portfolio Composition as of March 31, 2019 (Continued) Adjusted Credit Sensitive Portfolio* ($ in millions) Principal Balance Amortized Costs Fair Value Net Weighted Net Weighted Average Coupon Average Yield Non-Agency RMBS $ 54.5 $ 37.8 $ 38.2 4.8% 4.8% Non-Agency RMBS IOs and IIOs — 10.4 10.2 0.6% 11.1% Non-Agency CMBS 283.1 245.5 251.8 7.3% 11.3% Residential Whole Loans 1,238.5 1,257.4 1,267.2 5.2% 5.4% Residential Bridge Loans 153.9 154.2 152.2 9.1% 8.3% Commercial Loans 337.9 336.7 337.6 7.9% 8.2% Other Securities(1) 46.8 53.5 58.8 8.1% 9.9% $ 2,114.7 $ 2,095.5 $ 2,116.0 5.9% 6.9% (1) Other Securities includes GSE Credit Risk Transfer securities and ABS. Commercial Loans: 16.0% Other Securities: 2.8% Non-Agency RMBS: 1.8% Residential Bridge Loans: 7.2% Non-Agency RMBS IO and IIOs: 0.4% Non-Agency CMBS: 11.9% Residential Whole Loans: 59.9% *Excludes consolidation of VIE Trusts required under GAAP 19

Commercial Loans ($ in millions)

Loan	Acquisition Date	Loan Type	Principal Balance	Fair Value	LTV	Interest Rate	Maturity Date	Extension Option	Collateral
CRE 1	March 2018	Interest-Only Mezzanine loan	$ 20.0	20.0	71%	1-Month LIBOR plus 6.5%	12/9/2019	Three One-Year Extensions	Hotel
CRE 2	June 2018	Interest-Only First Mortgage	30.0	30.0	65%	1-Month LIBOR plus 4.5%	6/9/2020	One-Year Extension	Hotel
CRE 3	February 2019	Principal & Interest First Mortgage	75.8	75.8	63%	1-Month LIBOR plus 7.0%	1/9/2021	One-Year Extension	Health Care and Rehabilitation
SBC 1	July 2018	Interest-Only First Mortgage	45.2	45.2	74%	One-Month LIBOR plus 4.25% (1)	7/6/2020	Two One-Year Extensions	Nursing Facilities
SBC 2	September and October 2018 (4)	Interest-Only First Mortgage	115.5	115.2	78%	One-Month LIBOR plus 5.3% (2)	9/6/2021	One-Year Extension	Assisted Care Living Facilities
SBC 3	November 2018	Interest-Only First Mortgage	5.7	5.7	59%	One-Month LIBOR plus 5.25%	12/1/2020	One-Year Extension	Nursing Facilities
SBC 4	January 2019	Interest-Only First Mortgage	13.6	13.6	84%	One-Month LIBOR plus 4.0% (3)	12/1/2021	One-Year Extension	Apartment Complex
SBC 5	January 2019	Interest-Only First Mortgage	32.0	32.0	49%	One-Month LIBOR plus 4.1%	7/6/2021	None	Nursing Facilities
			$ 337.8	$ 337.5					

(1) Subject to LIBOR floor of 1.25%.
(2) Subject to LIBOR floor of of 1.9% and LIBOR cap of 3.5%.
(3) Subject to LIBOR floor of 2%.
(4) Acquired $49.6 million of the loan in September 2018 and the remaining $65.9 million in October 2018

20

Western Asset Mortgage Capital Corp.

WMC Returns as of March 31, 2019 Economic Return(1) Total Stock Return(2) 3 Years 5/5/12 to 3 Years 5/5/12 to QTD YTD Ended 3/31/2019 QTD YTD Ended 3/31/2019 5.4% 5.4% 32.3% 37.8% 26.4% 26.4% 38.8% 35.4% (1) Economic return is calculated by taking the sum of: (i) the total dividends declared; and (ii) the change in book value during the period and dividing by the beginning book value. (2) Total Stock return is calculated by taking the sum of: (i) the total dividends declared; and (ii) the change in stock price during the period and dividing by the beginning stock price. 21

Contact Information Western Asset Mortgage Capital Corporation c/o Financial Profiles, Inc. 11601 Wilshire Blvd., Suite 1920 Los Angeles, CA 90025 www.westernassetmcc.com Investor Relations Contact: Larry Clark Tel: (310) 622-8223 lclark@finprofiles.com